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Q2 2023 Earnings Supplemental Materia

August 7, 2023

Advancin
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Im

Disclaimer

This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on the beliefs and assumptions and on inform
management of Aquestive Therapeutics, Inc. (the "Company", "we" or "our"). Words such as "believe," "anticipate," "plan," "expect," "estimate," "intend," "may," "will," or the negative of those terr
intended to identify forward-looking statements. All statements other than statements of historical fact contained in this presentation are forward-looking statements. These forward-looking statements
statements regarding the advancement and related timing of Anaphylm™ (trade name for AQST-109 epinephrine sublingual film product candidate) through the regulatory and development pipeline; stater
timing and plans for Anaphylm, including the ability to address the concerns of the United States Food And Drug Administration (FDA) provided in the End-of-Phase 2 (EOP2) meeting with the FDA; sta
receive FDA approval of Libervant™ (clobazam) Buccal Film for U.S. market access and overcome the orphan drug market exclusivity of an FDA approved nasal spray product extending to January
advancement and related timing of the Company's New Drug Application (NDA) for Libervant for the treatment of patients between two and five years of age with intermittent, stereotypic episodes c
seizure clusters) that are distinct from a patient's usual seizure pattern; statements regarding the potential benefits our products, including Anaphylm and Libervant, could bring to patients; statements regard
product pipeline in the U.S. and abroad, including with respect to Anaphylm; statements regarding our estimated financial position for the second quarter 2023 and financial outlook for 2023; staten
estimated forecasts to pay down its current debt; and business strategies, market opportunities and other statements that are not historical facts. These forward-looking statements are also subject to the unc
global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulator
product candidates; pharmaceutical ingredients and other raw materials supply chain, manufacture, distribution; and sale of, and demand for, our products; our liquidity and availability of capital resou
products and services; customers' ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, we are unable to provide a
maintained as planned prior to the COVID-19 pandemic.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from an
achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks associated with the Company's development work, inc
the timing, cost and success of the Company's product development activities and clinical trials for Anaphylm; risk of the Company's failure to generate sufficient data in support of its NDA submission f
risk of failure to address the FDA's concerns identified in the EOP2 meeting for Anaphylm; risk of delays in or the failure to receive FDA approval of Anaphylm, including the risk that the FDA may requi
FDA approval of Anaphylm, and there can be no assurance that the Company will be successful in obtaining such approval; risks that the FDA will not approve Libervant for U.S. market access by overcon
market exclusivity of an FDA approved nasal spray product in effect until January 2027, and there can be no assurance that the Company will be successful in obtaining such approval; risk of delays i
approval of the NDA for Libervant for epilepsy patients between two and five years of age, including the risk that the FDA may require additional clinical studies for approval of Libervant for this age grou
that the Company will be successful in obtaining such approval; risk of our ability to out-license our proprietary products in the U.S. or abroad and risks that such product candidates will receive regula
territories; risk to growing our manufacturing revenues and generate cash and capabilities to support demand for current and future licensed products; risk of eroding market share for Suboxone® and risk
accounts for the substantial part of our current operating revenue; risk regarding the Company's future financial and operating results and financial position; risk of insufficient capital and cash resources,
available debt and equity financing and revenues from operations, to satisfy all of the Company's short-term and longer term liquidity and cash requirements and other cash needs, at the times and in the ar
satisfy all financial and other debt covenants and of any default; uncertainties related to general economic, political, business, industry, regulatory, financial and market conditions and other unusual items; a
affecting the Company described under "Risk Factors" in the Company's annual report on Form 10-K for the year ended December 31, 2022, quarterly reports on Form 10-Q, current reports on Form 8-
Securities and Exchange Commission. Forward-looking statements represent the Company's beliefs and assumptions only as of the date of this presentation. Although the Company believes that the expec
looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, the Company assumes no obligation to publicly update any
any reason after the date of this presentation, or to conform any of the forward-looking statements to actual results or to changes in its expectations.

Financial information contained in this presentation relating to the six months ended June 30, 2023, are preliminary and unaudited and remain subject to change. As such, the Company's independent auc
reviewed or performed any procedures with respect to such preliminary information and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the p
financial closing procedures for the six months ended June 30, 2023, have not been completed, and as such there can be no assurance that such preliminary results are indicative of the future performance of
may differ materially.

PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name for AQST-109 "Anaphylm" has been conditionally approved by the FDA. Final approval
name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners.

Q2 2023 Earnings: Key Messages

Anaphylm™ (AQST-109 - Epinephrine Sublingual Film)

- Completed additional pilot PK study (AQ109103, or the 103 study) in Q2 2023
- 103 study confirmed dosing instructions for the planned pivotal PK trial
- Pivotal trial protocol for Anaphylm submitted to FDA in early August
- Continue to actively pursue ex-US licensing opportunities for Anaphylm

Financial Performance

- Q2 2023 revenue was $13.2 million, a 24% Y-o-Y increase as compared with Q2 2022 (adjusted for the out-licer Sympazan® (clobazam) oral film)
- Ended Q2 2023 with $22.4 million in cash and cash equivalents
- Reduced debt by another $3.4 million in Q2 2023 and total debt reduction YTD is $12.5 million

Libervant™ (diazepam) buccal film

- Submitted Libervant NDA for the two- to five year-old age group in Q2 and expect to hear from the FDA on the a application within approximately two months
- Anticipate that Libervant, when in market, will address patient unmet needs in two- to five year-old age group
- Continue to engage with the FDA for U.S. market access sooner than 2027 for tentatively approved 12 year-old group application

Consistent Execution in Q2

APRIL

- Received conditional FDA acceptance of proprietary name of Anaphylm
- Dismissal of shareholder securities lawsuit and related shareholder derivative lawsuit

MAY

- Reported positive results from Anaphylm pilot studies

JUNE

- Submitted Libervant NDA for patients between 2 and 5 years old
- Paid scheduled debt principal payment of $3.4 million
- Ending cash balance of $22.4 million
- Manufactured 47.9M doses – increase of 43% from Q1 2023

Continuing to Manage Our Cash Position



Ending Cash by Quarter
30
25
20
15
10
5
0
17.7
18.6
27.3
26.9
22.4
Ending Cash
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

All figures in USD millions

Debt Position Below $40M for the First Time as a Public C


Forecasted Debt by Quarter
60
50
40
30
20
10
0
51.5
42.4
39.0
34.4
29.8
Ending Debt
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

All figures in USD millions

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Manufacturing Operation

Advancin
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Im

Manufacturing Operations Continue to Meet Expectations and G Cash Flow


PHARMFILM® VOLUME (MILLIONS)
60,000
50,000
40,000
30,000
20,000
10,000
-
49,182
47,505
36,413
42,182
47,041
41,097
36,863
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

2023 Outlook

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Advancir
Solv
Im

2023 Outlook Update – Revised Guidance

2023 Outlook as of August 2023

- Total revenues of approximately $44 to $48 million
- Non-GAAP adjusted EBITDA loss of approximately $19 to $22 million

Thank You

Advancin
Solv
Im